                                                                   EXHIBIT 10.14


NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY "[***]" ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY'S CONFIDENTIAL TREATMENT REQUEST.

                               PURCHASE AGREEMENT

      THIS PURCHASE AGREEMENT (this "Agreement") is made this 26th day of December 2001 by and between Directed Electronics, Inc., a California Corporation located at One Viper Way, Vista, California ("DIRECTED") and Nutek Corporation, a Taiwan Corporation located at 5F, No. 3 Alley 6, Lane 45, Pao-Hsing Road, Hsing-Tien City, Taipei, Taiwan ("SUPPLIER").

1.    DEFINITIONS

      The following terms shall have the following meanings under this
Agreement:

      1.1 "Documentation" means schematics, designs, drawings, manuals (including without limitation installation manuals, owner's manuals and service manuals), models, photographs, plans, renderings, samples, schematics, sketches, specifications and any other written and tangible materials provided by DIRECTED or developed by SUPPLIER in connection with this Agreement.

      1.2 "Products" means those products identified on Schedule 1 attached hereto, and the pans and components thereof, manufactured by SUPPLIER and sold to DIRECTED pursuant to this Agreement. The Products covered by this Agreement may be changed from time to time upon the written consent of both parties.

      1.3 "Specifications" means the descriptive material itemizing the functional and operational requirements of the Products and such other technical specifications, drawings and other material used in the development of the Product. The Specifications covered by this Agreement may be changed from time to time upon the written consent of both parties,

      1.4 "Trademarks" means those trademarks or trade names owned or used by DIRECTED or its affiliates, and designated by DIRECTED in its sole discretion for use in connection with the Products.

      1.5 "Vendor Requirements" means the packaging, marking and shipping requirements as expressly described in DIRECTED ELECTRONICS, INC.'s Vendor Requirements package attached to this Agreement as Schedule 4 and fully incorporated herein.

      1.6 "Customer" means any corporation, company, partnership, individual, or other entity that purchases products the same or similar to the Product, either directly or indirectly, from SUPPLIER.

2.    MANUFACTURE AND SUPPLY OF PRODUCTS

      2.1 Sales and Forecasting. SUPPLIER agrees to manufacture the Products to conform to the Specifications, and to sell the Products to DIRECTED in accordance with the terms and conditions of this Agreement. Specific quantities of Products shall be ordered by DIRECTED for purchase by the placement of a purchase order issued by DIRECTED. DIRECTED shall provide to SUPPLIER continuous rolling updated 3 month forecasts of anticipated production need with the first month of the 3 months being an actual purchase order and the following two months representing anticipated future Product needs. DIRECTED reserves the right to adjust the rolling updated forecast by [***] of the original forecast. DIRECTED shall only be obligation to purchase Products that are incorporated into the continuous rolling 3-month forecast.

      2.2 Competitive Sales. SUPPLIER shall not sell the Products to any party except DIRECTED, or those parties listed in Schedule 5, fully incorporated herein and to be provided by SUPPLIER before the execution of this Agreement, without DIRECTED'S prior written consent, which consent may be withheld in DIRECTED'S sole and absolute discretion. DIRECTED shall not be restricted as to its sale or use of the Products purchased hereunder including, without limitation, worldwide marketing to any end user or remarketed, and use by DIRECTED for its benefit or for the benefit of others.

[***] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

      2.3 Right to Second Source. DIRECTED shall have the Right, at its sole and absolute discretion, to acquire at any time Product that is the same, similar or related to the Products from any other source. If Directed exercises it right under this section, SUPPLIER shall transfer the Directed owned injection mold and artwork to DIRECTED'S assigned source in 30 days. Directed will pay all freight.

      2.4 Licensing Right. Notwithstanding any other right in section 2.3, DIRECTED or its designated second source shall have the right to a [***] from SUPPLIER to make, use and sell [***] incorporated into the Product including but not limited to, [***] in the event of SUPPLIER'S:

      (a) Failure to provide the Product within [***] days after the scheduled delivery date due to any natural disaster or war

      (b) Failure to maintain quality or service standards after a [***] or more of the SUPPLIER.

The [***] under this section 2.4 shall extend only to Product produced for DIRECTED.

      2.5 SUPPLIER agrees to provide to DIRECTED, for storage at a secure facility locate off site and away from DIRECTED'S normal place of business, [***] which is incorporated into the Product or newly designed Product. DIRECTED will have no [***] and agrees not to [***] under any condition except under the terms set out in section 2.4 of this Agreement. SUPPLIER and its affiliates are the exclusive owners of all right, title and interest in and to the proprietary rights associated with or arising from the [***].


3.    ORDERS

      3.1 Placement. DIRECTED may place firm purchase orders for the delivery of Products by SUPPLIER. Each purchase order shall specify quantities and a delivery date of not less than sixty (60) days following the date of the purchase order. Notwithstanding the foregoing, if DIRECTED specifies an accelerated delivery date in any purchase order, SUPPLIER will use its best efforts to meet such accelerated date, but DIRECTED cannot cancel those orders, even if the SUPPLIER cannot meet the accelerated delivery date.

      3.2 Acceptance. SUPPLIER shall accept and acknowledge all purchase orders that are placed by DIRECTED in conformance with the terms of this Agreement within three (3) business days, Any purchase order not placed in conformance with the terms of this Agreement must be rejected by written notice from SUPPLIER to DIRECTED within three (3) business clays after receipt of such purchase order. In the event that SUPPLIER uses a form of acknowledgment that conflicts in any way with this Agreement or DIRECTED's form of purchase order, the terms of this Agreement and DIRECTED's purchase order shall be controlling.

4.    PAYMENT TERMS

      4.1 Prices. The total purchase prices for the Products are set forth in
Schedule 2 attached hereto. Prices for the Products may not be [***] by SUPPLIER, and then only provided that SUPPLIER notifies DIRECTED and negotiates for a mutually agreeable price at least [***] before any change. SUPPLIER understands that DIRECTED expects [***] on all Products that are relatively unchanged in design over the prior year. SUPPLIER agrees to use its BEST EFFORTS to reduce Product cost over time.

[***] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

      4.2 Bill of Materials (BOM). SUPPLIER agrees to provide DIRECTED with complete Bill of Materials (BOM), list of component suppliers and sub-contractors for each of the products set forth in Schedule 1. Upon request by DIRECTED, SUPPLIER will provide [***] part for each of the products set forth in Schedule 1, or for Product under a request for quote.

      4.3 Payment. Payment for each shipment of Products shall be in accordance with the payment schedule fully incorporated herein as Schedule 3. All payments shall be made in United States Dollars.

      4.4 Taxes and Duties. Directed shall be responsible for the payment of all taxes and duties associated with the importation of the Product into the United States.

5.    DELIVERY

      5.1 Shipment. SUPPLIER will ship the Products F.O.B. Country of Origin at DIRECTED's cost. Title to the Products and risk of loss or damage shall pass from SUPPLIER to DIRECTED upon delivery of the Products to DIRECTED's preferred shippers as set forth and listed in DIRECTED's Vendor Requirements as set forth in Schedule 4, or other shipper specified by DIRECTED.


      5.2 Acceptance. DIRECTED shall have the right to conduct an incoming inspection and shall have forty-five (45) days after delivery to notify SUPPLIER in writing whether some or all of the Products are rejected. Any Product not rejected within this forty-five (45) day period shall be deemed accepted. In the event DIRECTED rejects Products, DIRECTED shall provide a detailed explanation therefore, and SUPPLIER may inspect the rejected Products at DIRECTED's premises, replace the rejected Products, or require the return of the rejected Products, freight collect. Rejected Products shall be [***] to DIRECTED. The AQL standards are MIL-105D Level II, Major 1.0, Minor 2.5.



      5.3 Rescheduling. DIRECTED may request a rework of Product or a changes in delivery dates appearing in its purchase orders at no charge provided written notice of such change is received by SUPPLIER not less than thirty (30) days prior to the scheduled delivery date to which the change pertains.


      5.4 Cancellations. SUPPLIER shall receive the cancellation of any purchase order not less than sixty (60) days prior to the scheduled delivery date. DIRECTED shall pay twenty (20) percent of FOB cost if the order is cancelled between (30-59) days. No cancellation will be accepted for less than 30 days prior to delivery date.

      5.5 Late Shipments. SUPPLIER shall ship all products on the dates as specified in section 3.1 or 5.3. Shipments are considered late if Products is not delivered to DIRECTED's preferred shippers within twenty (20) day of the confirmed delivery date as specified in section 3.1 or 5.3. SUPPLIER will be responsible for all airfreight charges incurred for the shipment of Product resulting from late shipments (Directed will, however, only request air freight on such 'late' shipments where absolutely necessary.) SUPPLIER will not be responsible for the late shipments caused by the parts that DIRECTED cannot provide thirty (30) days before the delivery date. DIRECTED shall be responsible for all airfreight charges incurred for the shipment of Product that is not considered a late shipment and a request for air shipment is made by DIRECTED.

6.    INTELLECTUAL PROPERTY

      6.1 Trademark License. SUPPLIER shall have no right, title or interest in any DIRECTED name, trade name, or trademark, registered or not, anywhere in the World. SUPPLIER's sole privilege under this Agreement is a non-exclusive, limited license to sell Product to DIRECTED, some of which bear in whole or in part trademarks owned by DIRECTED. Upon the termination or expiration of this Agreement, SUPPLIER's limited privilege to sell Products using such trademarks shall immediately cease. Any trademarks used in the course of this Agreement must be reviewed and approved in advance, in writing, by DIRECTED.

[***] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

      6.2 Trademark Use. SUPPLIER shall affix the Trademarks on all Products manufactured pursuant to this Agreement, and packaging therefore, in a manner as specified by DIRECTED. SUPPLIER shall not use the Trademarks in any manner inconsistent with the instructions of DIRECTED nor on any products except as manufactured pursuant to this Agreement. Upon the expiration or termination of this Agreement, SUPPLIER shall immediately discontinue the use of the Trademarks, and thereafter shall not use the Trademarks, or marks or names confusingly similar thereto, directly or indirectly in connection with its business or that of its affiliates or principals, During the term of this Agreement, SUPPLIER will promptly notify DIRECTED in the event that it learns of any infringement or unauthorized use of the Trademarks by any person.

      6.3 Proprietary Designs and Information. SUPPLIER agrees that all proprietary designs anti information, related to all Products manufactured pursuant to this Agreement, that are provided to SUPPLIER by DIRECTED shall only be used in the manufacturing of said Product for DIRECTED exclusively, SUPPLIER shall not use proprietary designs or information for the benefit on any other of SUPPLIER's Customers.

7.    RIGHTS IN DATA

      7.1 Ownership of Proprietary Rights. DIRECTED and its affiliates are the exclusive owners of all right, rifle and interest in and to the proprietary rights associated with or arising from the Products.

      7.2 Ownership of Documentation. The Documentation shall remain the exclusive property of DIRECTED and its affiliates and shall he protected from disclosure in accordance with the provisions of Article 12 of this Agreement. Upon expiration or termination of this Agreement, the Documentation (including all copies thereof) shall be promptly returned to DIRECTED.

8.    WARRANTY

      8.1 General Warranty. SUPPLIER warrants that all Products (i) will conform to the Specifications. (ii) will comply with approved products, and (iii) will be free from defects in material and workmanship, for a period of [***] from delivery date from supplier. The foregoing warranty shall not apply to any batteries, sirens, or failure and malfunction which results from any of the following events (if applicable):

            (a) Improper design of a Product by DIRECTED;

            (b) Components, parts or materials supplied by DIRECTED and used in the Product;

            (c) Improper installation, maintenance, operation or use of a Product;

            (d) Any modification of a Product performed without SUPPLIER's written approval.

      8.2 Repair or Replacement. SUPPLIER will either repair or replace any Product that is in breach of the foregoing warranty. Shipment to SUPPLIER shall be at SUPPLIER's expense. Directed shall buy Cargo Marine Insurance to cover the damages during shipping

      8.3 Optional Credit. In lieu of all individual warranty claims, if SUPPLIER will not repair or place any product that is in breach of the foregoing warranty, SUPPLIER may designate a [***] issued as a seperate credit once per quarter. DIRECTED will monitor the reject rate and lot defectives [***] or more failure of the same Product type with the same manufacturing date) and negotiate an adjustment of the discount amount accordingly with SUPPLIER.

9.    QUALITY ASSURANCE
                                       4

      9.1 Quality Certification. Because DIRECTED seeks to continuously improve the quality of our products and the level of service to our customers DIRECTED requires SUPPLIER to maintain a documented quality procedure. SUPPLIER represents that it maintains a documented quality assurance procedure in accordance with QS 9000 and/or ISO 9000 quality assurance standards. SUPPLIER agrees to submit to DIRECTED its documented quality procedure for review. SUPPLIER agrees to, at its own expense, maintain certification under ISO 9000 and/or QS 9000 quality assurance programs.

      9.2 SUPPLIER's Inspection. SUPPLIER shall inspect the Products before delivery to assure compliance with the Specifications. SUPPLIER shall not deliver any Products that fail such inspection. Upon request by DIRECTED, SUPPLIER shall provide the record of such finished goods inspection.

      9.3 Traceability. If the nature of the Product so requires SUPPLIER agrees to give each Product a unique serial number which shall be recorded for purposes of defect and warranty traceability, and SUPPLIER shall maintain a record keeping system with such data and provide DIRECTED with access to such data as necessary.

      9.4 Changes. If any change in the design, material or manufacturing process for the Products (whether or not requested by DIRECTED) causes the Products to be of materially different quality from prior shipments, SUPPLIER shall submit those changes to DIRECTED for approval.

      9.5 Facility Inspection. SUPPLIER shall from time to time permit DIRECTED or its agent to inspect the facilities, conditions regarding quality assurance, records and documents of SUPPLIER relating to the Products, and of SUPPLIER's suppliers and subcontractors, in order for DIRECTED to determine whether the Products are being manufactured under appropriate quality controls; provided, however, that such inspections will be conducted during normal working hours with prior notification to SUPPLIER. Any information disclosed to or observed by DIRECTED or its agent during such inspections shall be deemed to be proprietary information within the meaning of and subject to the provisions of Article 10 of this Agreement.

      9.6 Abnormalities. SUPPLIER and DIRECTED shall promptly notify each other of any abnormalities with respect to the Products or the manufacturing process relating to the Products if SUPPLIER or DIRECTED believes such abnormalities materially affect the quality or function of the Products. In such case, SUPPLIER shall promptly report to DIRECTED any determination made as to the root cause of the abnormality and the countermeasures taken by SUPPLIER in response thereto.

      9.7 Meetings. SUPPLIER and DIRECTED shall meet periodically and from time to time when necessary during each year of the term of this Agreement to discuss quality assurance and product improvement matters and various other aspects of their business relationship.

10.   CONFIDENTIALITY

      Each party has executed in association with this Agreement a reciprocal non-disclosure agreement, said reciprocal non-disclosure agreement is fully incorporated herein, and shall remain in full force and effect throughout the term of this agreement.

11.   TERMS AND TERMINATION

      11.1 Term. This Agreement shall have an initial term of five (5) years from the date hereof and shall thereafter be automatically renewed for successive one (1) year terms unless notice of termination is given by DIRECTED to SUPPLIER at least sixty (60) days PRIOR TO THE TERMINATION date of the initial term or any renewal term, or unless earlier TERMINATED UNDER Section
11.2 or Section 11.3.

      11.2 Termination for Default. In the event that either of the parties defaults in the performance of any of the terms, conditions, obligations, undertakings, covenants, or liabilities set forth in this Agreement, the other party shall give the defaulting party notice of such default. In the event the defaulting party has not remedied the default within thirty (30) days following notice thereof, the party giving notice may immediately terminate this Agreement by providing the defaulting party with written notice of termination.

      11.3 Automatic Termination. This Agreement shall terminate immediately upon written notice by DIRECTED in the event bat SUPPLIER ceases to carry on its business, SUPPLIER becomes the subject of any proceedings under any state, federal or other jurisdictional law for the relief of debtors, SUPPLIER otherwise becomes insolvent or bankrupt, SUPPLIER makes an assignment for the benefit of creditors, or upon the appointment of a receiver for SUPPLIER or the reorganization of SUPPLIER for the benefit of creditors.

      11.4 Effect of Termination. The termination of this Agreement shall not relieve either party from its obligations, which have accrued pursuant to the provisions of this Agreement, or release either party from any obligations that have been incurred as a result of operations conducted under this Agreement. In any event, the rights and obligations of Articles 6, 7, 8 and 10, and Sections
12.6 and 12.8 shall survive the expiration or termination of this Agreement.

      11.5 Repurchase of Inventory. Upon termination of this Agreement, DIRECTED shall have the right, but not the obligation, to purchase SUPPLIER's current inventory of the Products. During a thirty (30) day period following the termination of this Agreement, SUPPLIER shall permit DIRECTED to enter onto SUPPLIER's premises to inspect SUPPLIER's current inventory of the Products. Within fifteen (15) days following such inspection, DIRECTED shall have the right to purchase any or all of such inventory. Such purchase shall be pursuant to all of the terms and conditions of this Agreement.

      11.6 Transfer of Tooling. Upon termination of this Agreement, DIRECTED shall have the right to transfer any and all tooling and proprietary shop equipment owned by Directed. DIRECTED will be obligated to pay SUPPLIER the fair cost for packing tooling and equipment transferred. However, DIRECTED shall have the right to transfer at no cost any and all tooling related to the Product.

12.   MISCELLANEOUS

      12.1 Relationship of Parties. This Agreement does not create the relationship of principal and agent between SUPPLIER and DIRECTED nor shall it be construed as creating any form of legal arrangement which would impose liability upon one party for the act or omission of the other party.

      12.2 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered personally or mailed by registered or certified mail, return receipt requested, or delivered by overnight air courier guaranteeing next clay delivery, to the following addresses:

            If to SUPPLIER:     President
                                NUTEK, Inc.
                                5F, No. 3, Alley 6, Lane 45
                                Pao-Hsing Road
                                Hsing-Tien City
                                Taipei, Taiwan

            If to DIRECTED:     CEO
                                DIRECTED ELECTRONICS, INC.
                                One Viper Way
                                Vista, California 92083
                                United States of America

Either party may change its address upon notice given to the other party in the foregoing manner. The notices shall be effective three (3) days after received by the other party.

      12.3 Severability. If any provision of this Agreement shaft be determined by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      12.4 Entire Agreement. This Agreement (including any schedules attached hereto) contains the entire agreement of the parties with respect to the Products to be furnished hereunder (except for any additional terms or conditions which may be contained in any purchase order which may be issued by DIRECTED pursuant to this Agreement). Any modification or amendment of any term or provision of this Agreement shall not be valid or binding unless the same is in writing and signed by each party hereto.

      12.5 Assignment. Neither party shall assign any of its rights or obligations under this Agreement without the prior written consent of the other party, which consent may be withheld at the other party's sole and absolute discretion; provided, however, that DIRECTED may assign its rights and obligations hereunder to its affiliates or to any successor, person or entity, whether arising by merger, transfer of assets, sale of stock, operation or law or otherwise, or without the need for any consent by SUPPLIER. This Agreement shall be binding upon and shall inure to the benefit of the legal successors and assigns of the parties hereto.

      12.6 Governing Law and Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of California, including the provisions of the Uniform Commercial Code as adopted in the State of California, and not the Convention for the International Sale of Goods. The parties agree that any litigation relating directly or indirectly to this Agreement must be brought before a court of competent jurisdiction within the State of California.

      12.7 Waivers. No waiver of any of the terms or conditions of this Agreement by either party shall be valid or binding unless the same is in writing and signed by an authorized officer of the waiving party. A waiver by either party of a breach of any of the provisions of this Agreement shall not be construed as a waiver of any further breach of the same provision or of any other provision of this Agreement.

      12.8 Attorneys' Fees. In the event that any action at law or in equity is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorneys' fee which may be set by the Court in the same action or in a separate action brought for that purpose, in addition to any other relief to which the prevailing party may be entitled.

      12.9 Heading. Headings used in this Agreement are for the purposes of convenience only and shall not affect the legal interpretation of this Agreement.

      12.10 Draftsmanship. This Agreement shall be deemed jointly drafted and no ambiguities, duties or obligations shall be resolved against the defter party.

      12.11 Counterparts and Electronic Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. This Agreement may be executed by facsimile or other "electronic signature" (as defined in the Electronic Signatures in Global and National Commerce Act of
2000) in a manner agreed upon by the parties.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

DIRECTED ELECTRONICS, INC.                  NUTEK, INC.

By: /s/ James E. Minarik                    By: /s/ Charles Chen
    ------------------------                    -----------------
    James E. Minarik                            Charles Chen
    President and CEO                           President and CEO

[***] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                     Nutek
                                   Schedule 1


                                    Products
                                    ________

                                     [***]

[***] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                     Nutek
                                   Schedule 2


________________________________________________________________________________
       Part#                       Description                    Cost
       _____                       ___________                    ____
________________________________________________________________________________

                                     [***]

[***] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                     Nutek
                                   Schedule 3


________________________________________________________________________________
     Month Product                                      Date of Wire
  Shipped from Taiwan                                 Transfer to Nutek
  ___________________                                 _________________
________________________________________________________________________________

January                                                     [***]
February                                                    [***]
March                                                       [***]
April                                                       [***]
May                                                         [***]
June                                                        [***]
July                                                        [***]
August                                                      [***]
September                                                   [***]
October                                                     [***]
November                                                    [***]
December                                                    [***]

                           DIRECTED ELECTRONICS INC.

                               Vendor Requirements


                            DIRECTED ELECTRONICS INC.
                                  ONE VIPER WAY
                                 VISTA, CA 92083
                                TEL: 800 876-0800
                                FAX: 760 598-6400
                            WEBSITE: WWW.DIRECTED.COM

                                    CONTENTS



VENDOR PACKAGING REQUIREMENTS..........................................        3


VENDOR MARKING REQUIREMENTS
         -  Master Carton Markings.....................................        3
         -  Date Code Markings.........................................        3
         -  Master Carton Label Samples................................      3-4
         -  Bar coding:  UPC-A Type ...................................      4-5
         -  UPC Bar Code Label Requirements............................        5
         -  Bar Code Label Samples.....................................        5


GENERAL SHIPPING REQUIREMENTS..........................................        5
         -  Preferred Carriers.........................................      6-7


GRAPHICS DEPARTMENT VENDOR REQUIREMENTS QUESTIONNAIRE..................        8


CONTACTS...............................................................        9


INITIAL                                2                        NUTEK SCHEDULE 4
                                                             VENDOR REQUIREMENTS
X_______                                                            CONFIDENTIAL

X

VENDOR PACKAGING REQUIREMENTS

      - All products must be packaged to conform with good packaging procedures that will prevent damage during shipping.

      - All products must be packed in recyclable corrugated cartons with a minimum burst strength of 125 PSI.

      - Proper packing material must be used to ensure adequate protection of product.

      -     Maximum master carton is not to exceed 45 LBS.

      - Mixing product into the same master carton is not acceptable; each product must be packaged in its own master carton.

      - Palletized product must be shipped on 40"x48" pallets and must not exceed an overhang of 1" on all sides, and pallet must be shrink-wrapped.

DIRECTED'S inability to collect loss and damaged claims from the carriers due to poor packaging will result in such losses being claimed against the vendor and the charges deducted from the invoice.

VENDOR MARKING REQUIREMENTS



MASTER CARTON MARKINGS

Master carton markings can be affixed by label or printed directly on the master carton. Handwritten markings are not acceptable. Minimum overall size of markings is to be no less than 3" x 5" in size. Information should be no smaller than 36-point size (1/2") and be printed in a BOLD font style. Carton marking should be on two sides of the carton (adjacent sides preferred).

If labels are used, assure that they are a non-removable style of label to prevent lifting and peeling off during transit.

Information required on the Master Carton:

      - DIRECTED'S part number and revision letter (revision letter to appear in parenthesis) example 455T(B).

      - Quantity of item in carton, including unit of measure (pcs., pks., pairs)

      -     Date Code

      -     Country of Origin

      -     Purchase Order Number

      -     Carton Count, i.e., 1/5, 2/5, 3/5, etc.


INITIAL                                3                        NUTEK SCHEDULE 4
                                                             VENDOR REQUIREMENTS
X_______                                                            CONFIDENTIAL

X

DATE CODE MARKINGS

      - DIRECTED'S date code system consists of two digits (unless otherwise specified for DIRECTED'S customer specifics, i.e., GM). The first digit represents the year and the second represents the month.

      - The date code must represent the month and year you have manufactured the product (unless otherwise pre-approved by DIRECTED'S Packaging/QA Representative).

      - At a minimum the date code must appear on the master carton and the product. Audi products require date code on packaging/gift boxes.

Example of a typical DIRECTED date code (2G). 2002 is represented by the 2 and July is represented by the G:

YEAR IDENTIFICATION                   MONTH IDENTIFICATION
-------------------                   --------------------
2001 = 1                January       = A      July        = G
2002 = 2                February      = B      August      = H
2003 = 3                March         = C      September   = I (Except for GMSPO product)
2004 = 4                April         = D      October     = J
2005 = 5                May           = E      November    = K
                        June          = F      December    = L




MASTER CARTON LABEL SAMPLE


            DEI P/N:  XXXXX (X)
            QTY: 24 PCS  D/C:  1A
            C/NO: 5 OF 7  PO#:  XXXXX
            COUNTRY OF ORIGIN
      MASTER CARTON LABEL   SAMPLE STYLE B   7A 4/81 (FILE: B-MCSAMPLE)


INITIAL                                4                        NUTEK SCHEDULE 4
                                                             VENDOR REQUIREMENTS
X_______                                                            CONFIDENTIAL

X

BAR CODING: UPC-A TYPE (unless otherwise specified on bill of material)

      - UPC bar code must appear on all gift boxes and/or packaging materials and must be scanable. Human-readable number and check digit must be printed under the bar code.

      - UPC bar code is normally distributed with DIRECTED'S artwork/film. If there is no artwork/film, then a white label made with non-removable adhesive will be required on the packaging (unless otherwise pre-approved by packaging/QA representative).


      - The UPC bar code is issued by packing/QA and will also appear on the printed bill of materials (BOM).

UPC BAR CODE LABEL REQUIREMENTS

      - Label size preferred is 1" x 3" (unless otherwise pre-approved by packaging/QA representative).

      -     Must include "COUNTRY OF ORIGIN"

      - DIRECTED'S full part number including revision letter in parenthesis.

      - DIRECTED'S description of part number and date code (if date is on the product, then it is not required on the label).

      - Human-Readable number and check digit to be printed under the bar code symbol.

UPC BAR CODE LABEL SAMPLE

(Label style A&B, for your reference)


                         Directed              Made in
                       Electronics Inc.   Country of Origin
                                   DEI PART #
                            DESCRIPTION AND DATE CODE
                                   (BAR CODE)


INITIAL                                5                        NUTEK SCHEDULE 4
                                                             VENDOR REQUIREMENTS
X_______                                                            CONFIDENTIAL

X

[***] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

GENERAL SHIPPING REQUIREMENTS

      - DIRECTED is a certified QS-9000 company and it is a requirement of ours that vendors meet a 100% on time delivery performance

      - Vendor is required to notify DIRECTED no less than three days in advance of shipments with a faxed or email shipping advise.

      - Vendor is required to use DIRECTED specified freight carrier (unless otherwise instructed by DIRECTED)

      - For shipments coming into DIRECTED from overseas, it is required that original documents are sent to DIRECTED no less than one week after departure

      - All cartons must arrive with proper markings as described in the marking requirements section along with carton count, i.e., 1/5, 2/5, 3/5, etc.

      -     Each shipment must be accompanied with a detailed packing slip.

PREFERRED CARRIERS

CONTAINER FREIGHT

Area of Service     Carrier                            Contact Information
---------------     -------                            -------------------
Taiwan              [***]                              [***]

Hong Kong           [***]                              [***]

Korea               [***]                              [***]

Philippines         Will Advise


INITIAL                                6                        NUTEK SCHEDULE 4
                                                             VENDOR REQUIREMENTS
X_______                                                            CONFIDENTIAL

X

[***] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

LCL FREIGHT

Area of Service     Carrier                            Contact Information
---------------     -------                            -------------------
Taiwan              [***]                              [***]

Hong Kong           [***]                              [***]

Korea               [***]                              [***]

Philippines         Will Advise





AIR FREIGHT

Area of Service     Carrier                            Contact Information
---------------     -------                            -------------------
Taiwan              [***]                              [***]

Hong Kong           [***]                              [***]

Korea               [***]                              [***]

Philippines         Will Advise


INITIAL                                7                        NUTEK SCHEDULE 4
                                                             VENDOR REQUIREMENTS
X_______                                                            CONFIDENTIAL

X

GRAPHICS DEPARTMENT VENDOR REQUIREMENTS QUESTIONNAIRE


      1.    What are your film specifications?

            Film Positive                 (mark one)
            Film Negative
            Read right emulsion side up   (mark one)
            Read right emulsion side down

      2.    Can the vendor double burn plates?
                                               ---------------------------------

      3.    Can the vendor do white text knock outs?
                                                    ----------------------------

      4.    Vendor maximum line screen.
                                        ----------------------------------------

      5.    What type of proofs do you provide for our approval of printed materials?
                       ---------------------------------------------------------


      6.    Can vendor make film directly from files provided by DIRECTED?

            --------------------------------------------------------------------

      7.    Does the vendor's PC have the capability to open graphics files?

            --------------------------------------------------------------------

      8.    What kind of computerized system does the vendor have?

            --------------------------------------------------------------------

      9. What graphics software is the vendor able to use? (Please list all with versions)

            --------------------------------------------------------------------

      10. Please list which version of QuarkXpress and Photoshop vendor is using.

            --------------------------------------------------------------------

      11.   Does vendor have type 1 postscript fonts?
                                                     ---------------------------

      12.   Can vendors computerized systems accept 80mb files?
                                                               -----------------

      13. Can vendor computer systems receive files via FTP, and what are the file size limits?

            --------------------------------------------------------------------

      14. Can vendor computers receive files as email attachments and what are the file size limits?

            --------------------------------------------------------------------


INITIAL                                8                        NUTEK SCHEDULE 4
                                                             VENDOR REQUIREMENTS
X_______                                                            CONFIDENTIAL

X

[***] - CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


CONTACTS:


[***]


[***]


[***]


[***]


[***]


[***]



PRODUCT DEVELOPMENT


[***]


[***]


[***]


INITIAL                                9                        NUTEK SCHEDULE 4
                                                             VENDOR REQUIREMENTS
X_______                                                            CONFIDENTIAL

X

                                     NUTEK
                                   SCHEDULE 5

                                 Not Applicable